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                                                                    EXHIBIT 32.1

                                  CERTIFICATION
                                       OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Manhattan Pharmaceuticals, Inc. do hereby certify that:

                  (a) the Quarterly Report on Form 10-QSB of Manhattan Pharmaceuticals, Inc. for the quarter ended September 30, 2003 (the "Report:) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Manhattan Pharmaceuticals, Inc.

Dated: May 14, 2004                     /s/ Leonard Firestone
                                        ----------------------------------------
                                        Leonard Firestone
                                        President and Chief Executive Officer

Dated: May 14, 2004                     /s/ Nicholas J. Rossettos
                                        ----------------------------------------
                                        Nicholas J. Rossettos
                                        Chief Financial Officer and Chief
                                        Operating Officer